Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
11. Income Taxes

The components of income (loss) before income tax provision for the years ended December 31, 2011, 2010 and 2009 are as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
United States	$8,718	$13,188	$(10,240)
Foreign	(2,863)	(6,311)	(8,756)
Income (loss) before income tax provision	$5,855	$6,877	$(18,996)

The provision (benefit) for income taxes consists of the following (in thousands):
	Years Ended December 31,
	2011	2010	2009
Federal:
Current	$2,699	$2,152	$(120)
Deferred	-	-	(160)
	2,699	2,152	(280)

State:
Current	5	36	21
	5	36	21

Foreign:
Current	47	47	65
	47	47	65

Total	$2,751	$2,235	$(194)

The provision (benefit) for income taxes differs from the amount of income taxes determined by applying the U.S. statutory federal income tax rate as follows (in thousands):

	Years Ended December 31,
	2011	2010	2009
Tax benefit at the U.S. statutory rate	$2,340	$2,393	$(6,648)
State taxes (net of federal benefit)	12	36	(798)
Change in net operating losses	-	1,663	-
Research and development credit	(1,137)	(3,298)	(1,125)
Change in valuation allowance	274	(1,309)	3,306
Foreign rate differential	1,037	2,284	3,130
Fair value remeasurement of note payable	-	-	1,345
Other individually immaterial items	225	466	596
	$2,751	$2,235	$(194)

During the year ended December 31, 2011, the Company's deferred tax asset valuation allowance increased by $11.2 million. The Company's deferred tax asset valuation allowance increased by $26.1 million and $9.3 million in 2010 and 2009, respectively.  The increase from December 31, 2010 to December 31, 2011 relates to deferred tax assets generated from domestic and foreign losses. The increase from December 31, 2009 to December 31, 2010 relates to acquired assets currently unrealizable, utilization of net operating losses and generation of foreign losses.

Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Accrued expenses and reserves	$3,015	$2,686
Net operating loss carryforwards	34,657	28,477
Research and development credits	16,704	15,307
Depreciation	19,355	21,562
Share-based compensation	4,723	3,965
Other	179	213
Gross deferred tax assets:	78,633	72,210
Valuation Allowance	(70,474)	(59,305)
	8,159	12,905

Deferred tax liabilities:
Acquisition related intangibles	(8,159)	(12,905)
Total net deferred tax assets	$-	$-

At December 31, 2011, the Company had federal and state net operating loss carryforwards of $63.5 million and $72.6 million, respectively. During the fourth quarter of 2010, the Company concluded its analysis under Internal Revenue Code Section 382 for federal net operating losses and determined that utilization of the net operating loss and credit carryforwards are subject to various annual limitations.  The annual limitation results in certain expiration of net operating loss carryforwards before utilization. Net operating loss carryforwards will expire at various dates beginning in 2012 through 2031. In addition, as of December 31, 2011, the Company had federal and state tax credit carryforwards of approximately $8.9 million and $17.4 million, respectively.  The federal research and development credits will expire beginning in 2019 and the state credits will carryforward indefinitely. The Company also has approximately $29.5 million of net operating loss carryforwards from its UK operations.

Approximately $2.6 million of the federal and $1.7 million of the state net operating loss carryforward relate to excess tax deductions from stock options which have not yet been realized.  The accounting guidance for share-based compensation prohibits recognition of a deferred income tax asset for excess tax benefits due to stock option exercises that have not yet been realized through a reduction in income tax payable.

Due to operating losses incurred, the Company created a full valuation allowance as of December 2002 for deferred tax assets.  As of December 2011, a valuation allowance continues to be recorded for the net deferred tax asset based on management's assessment that the realization of deferred tax assets is uncertain due to the history of losses, the variability of operating results and the inability to conclude that it is more likely than not that sufficient taxable income would be generated in future periods to realize those deferred tax assets. The Company will maintain a full valuation allowance until sufficient positive evidence exists to support a reversal of the valuation allowance.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is a follows (in thousands):

	Years Ended December 31,
	2011	2010	2009

Unrecognized tax benefits balance, beginning of period	$4,038	$3,662	$2,208
Gross increase for tax positions for prior year	-	19	876
Gross increase for tax positions for current year	363	357	578
Unrecognized tax benefits balance, end of period	$4,401	$4,038	$3,662

Future changes in the remaining balance of unrecognized tax benefits will have no impact on the effective tax rate as it is subject to a full valuation allowance.

The Company does not have any material accrued interest or penalties associated with any unrecognized tax benefits. The Company does not believe it is reasonably possible that its unrecognized tax benefits will significantly change within the next twelve months.

The Company is subject to taxation in the US and various state and foreign jurisdictions. The tax years 2006-2011 remain open to examination by the federal and state tax authorities. Net operating loss and tax credit carryforwards generated in prior periods remain open to examination.

The Company has made no provision for U.S. income taxes on approximately $0.3 million of cumulative undistributed earnings of certain foreign subsidiaries because it is the Company's intention to indefinitely reinvest such earnings.  If such earnings were distributed, the Company would accrue additional taxes of approximately $0.1 million. Foreign operations generated a pre-tax loss of $2.8 million, $6.3 million and $8.8 million in 2011, 2010 and 2009, respectively.